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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 6, 2000 (August 29,
2000)


                             INFORMATICA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                                                   77-0333710
       ------------------------       ------------------------------------
       (Commission File Number)       (I.R.S. Employer Identification No.)



                  3350 West Bayshore Road, Palo Alto, CA 94303
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (650) 687-6200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On August 31, 2000, pursuant to the Agreement and Plan of Merger, dated as of August 29, 2000, by and among Informatica Corporation (the "Registrant"), I-2 Merger Corporation, a Delaware corporation ("Merger Sub") and Zimba, a privately held California corporation ("Zimba") (the "Agreement"), the Registrant completed the merger of Merger Sub, a wholly-owned subsidiary of the Registrant, with and into Zimba, with Zimba being the surviving corporation of the merger and becoming a wholly-owned subsidiary of the Registrant. The transaction closed on August 31, 2000 and is being accounted for as a purchase transaction.

       As consideration for the transaction, the Registrant issued 250,669 shares of the Registrant's common stock, $0.001 par value, in exchange for the outstanding shares of capital stock of Zimba, subject to the withholding of 10% of such shares in escrow in accordance with the terms of the Agreement. At the effective time of the merger, all outstanding options and warrants to purchase shares of Zimba capital stock were automatically converted into options and warrants to purchase the Registrant's common stock based upon the conversion ratio set forth in the Agreement with corresponding adjustment to their respective exercise prices.

       The Registrant currently intends that Zimba's business will continue to be operated in its current manner. Certain of the assets of Zimba were used in the development of applications that provide mobile professionals with real-time access to corporate and external information through wireless devices, voice recognition technology and the Internet, and the Registrant currently intends to use such assets in substantially the same manner.

       The total value of consideration paid for the purchase transaction was determined based on arm's length negotiations between the Registrant and Zimba, which took into account Zimba's financial position, operating history, products, intellectual property and other factors relating to Zimba's business and certain income tax aspects of the transaction. There are no material relationships between Zimba and either the Registrant or Merger Sub or any of their respective affiliates or any director or officer of the Registrant or Merger Sub or any affiliate of such director or officer.

ITEM 5. OTHER EVENTS

       The Registrant issued a press release dated August 29, 2000 (the "Press Release") announcing the acquisition of Zimba as described in Item 2 above.

       The Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Press Release is qualified in its entirety by reference to the Press Release.

       Any statement contained in the Press Release that are not historical facts are forward-looking statements. In particular, statements using the words "will," "plans," "expects," "believes," "anticipates," or like terms are by their nature predictions based upon current plans, expectations, estimates, and assumptions. These statements are subject to a number of risks and uncertainties that could significantly affect outcomes, which may differ materially from the expectations, estimates, or assumptions expressed in or implied by an such forward-looking statements. Specific risks applicable to such forward-looking statements include risks associated with the failure to conclude any proposed agreement and/or changing conditions in the marketplace. Other risks and uncertainties associated with the business of the Registrant may be reviewed in the Registrant's public filings on Form 10-Q and Form 10-K. Those documents are publicly on file with the U.S. Securities and Exchange Commission.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired

       It is impractical for Registrant to file the required financial statements at this time. Registrant intends to file with the Securities and Exchange Commission such financial statements within 60 days of the filing date of this report.

(b)    Pro Forma Financial Information

       See response to Item 7(a).

(c)    Exhibits

       The Exhibit Index appearing on page 4 is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFORMATICA CORPORATION
                                        (the Registrant)


                                        By:    /s/ Diaz Nesamoney
                                           -------------------------------------
                                               Diaz Nesamoney,
                                               President

Dated:  September 6, 2000



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                                  EXHIBIT INDEX


Exhibit
Number                                 Description
-------                                -----------
  2.1           Agreement and Plan of Merger by and among Informatica
                Corporation, I-2 Merger Corporation, and Zimba.

 99.1           Press Release of Informatica Corporation dated August 29, 2000.



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Pursuant to Item 601(b)(2) of Regulation S-K, the following exhibits to this
Agreement and Plan of Merger have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.


             EXHIBIT                             NAME
             -------                             ----
            Exhibit B      Proprietary Information and Inventions Agreement
            Exhibit C      Opinion from Company Counsel
            Exhibit D      Opinion from Acquiror's Counsel



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